Exhibit 21.1

List of Subsidiaries of CB Richard Ellis Realty Trust

Name of Entity	Jurisdiction of Incorporation/Formation	State of Qualification

CBRE Operating Partnership, LP	DE	CA

CBRERT UK TRS, LLC	DE	—

CBRERT UK Holdings, LLC	DE	—

CBRERT UK, LLC	DE	—

Hulfish Jersey Holdings, Ltd.	Jersey	—

CBRERT Albion Mills, Ltd.	Jersey	—

CBRERT Coventry, Ltd.	Jersey	—

CBRERT Peterborough, Limited	Jersey	—

CBRERT Thames Valley Ltd.	Jersey	—

Duke/Hulfish, LLC	DE	DE

Hulfish Manager, LLC	DE	—

RT Afton Ridge, LLC	DE	—

RT Avion, LLC	DE	VA

RT Blackstock Annex, LLC	DE	SC

RT Blackstock Complex, LLC	DE	SC

RT Bellingham, LLC	DE	MA

RT Bolingbrook, LLC	DE	IL

RT Cherokee Park Building, LLC	DE	SC

RT Crest Ridge, LLC	DE	MN

RT Deerfield, I LLC	DE	GA

RT Deerfield, II LLC	DE	GA

RT Diamond Lake, LLC	DE	MN

RT Enclave, LLC	DE	TX

RT Fairforest Building 1, LLC	DE	SC

RT Fairforest Building 2, LLC	DE	SC

RT Fairforest Building 3, LLC	DE	SC

RT Fairforest Building 4, LLC	DE	SC

RT Fairforest Building 5, LLC	DE	SC

RT Fairforest Building 6, LLC	DE	SC

RT Fairforest Building 7, LLC	DE	SC

RT Fairforest Land, LLC	DE	SC

Name of Entity	Jurisdiction of Incorporation/Formation	State of Qualification

RT Greenville/Spartanburg Park Building, LLC	DE	SC

RT Highway 290 Building 1, LLC	DE	SC

RT Highway 290 Building 2, LLC	DE	SC

RT Highway 290 Building 5, LLC	DE	SC

RT Highway 290 Building 6, LLC	DE	SC

RT Highway 290 Building 7, LLC	DE	SC

RT HJ Park Building, LLC	DE	SC

RT Ingenuity, LLC	DE	FL

RT Jedburg Commerce Park, LLC	DE	SC

RT Kings Mountain I, LLC	DE	NC

RT Kings Mountain II, LLC	DE	NC

RT Kings Mountain III, LLC	DE	NC

RT Kings Mountain Land, LLC	DE	NC

RT Lakeside, LLC	DE	TX

RT Miramar, LLC	DE	FL

RT Mount Holly Building, LLC	DE	SC

RT North Rhett I, LLC	DE	SC

RT North Rhett II, LLC	DE	SC

RT North Rhett III, LLC	DE	SC

RT North Rhett IV, LLC	DE	SC

RT North Rhett Land, LLC	DE	SC

RT Orangeburg Park Building, LLC	DE	SC

RT Orchard Business Park 1, LLC	DE	SC

RT Orchard Business Park 2, LLC	DE	SC

RT Taunton, LLC	DE	MA

RT Texas Industrial, L.P.	DE	TX

RT Texas Industrial, LLC	DE	TX

RT Tri-Valley, LLC	DE	MN

RT Union Cross I, LLC	DE	NC

RT Union Cross II, LLC	DE	NC